UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

August 8, 2006

Asbury Automotive Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

5511	01-0609375
(Commission File Number)	(IRS Employer Identification No.)

622 Third Avenue, 37th Floor, New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(212) 885-2500

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

At a meeting of the Board of Directors of Asbury Automotive Group, Inc. (the “Company”) on August 8, 2006, the Compensation Committee recommended, and the Board of Directors approved, an amendment to the Company’s 1999 Stock Option Plan and 2002 Equity Incentive Plan to allow, at the Compensation Committee’s discretion, for stock option grants to be settled in net shares of the Company’s common stock, par value $.01 per share (the “Common Stock”).

Specifically, the amendment to each respective Plan permits the Compensation Committee to provide that upon exercise of an option under either Plan, instead of delivering payment of the exercise price to the Company, the holder of such option may receive from the Company the number of whole shares (rounded down to the nearest whole share) of Common Stock having a Fair Market Value (as defined in, and as determined pursuant to, each respective Plan) equal to the amount determined by multiplying (a) the difference obtained by subtracting the exercise price per share of such option from the Fair Market Value of a share of Common Stock on the date of exercise of such option by (b) the number of shares of Common Stock with respect to which the option will be exercised, subject to payment of withholding taxes pursuant to the terms of each respective Plan.

In addition, at the same meeting of the Board of Directors, the Compensation Committee recommended, and the Board of Directors approved, the ability of Kenneth B. Gilman, the Company’s President and Chief Executive Officer, to exercise an option to acquire 737,500 shares of Common Stock granted to him as of December 3, 2001, and expiring on December 3, 2006, under the Company’s 1999 Stock Option Plan in the manner described above relating to the amendment to the Company’s 1999 Stock Option Plan.  The ability of Mr. Gilman to exercise the options granted to him under the Company’s 1999 Stock Option Plan is set forth in a letter agreement between the Company and Mr. Gilman, dated August 8, 2006, which letter is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit No.	Description
10.1	Letter Agreement between Kenneth B. Gilman and Asbury Automotive Group, Inc., dated August 8, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASBURY AUTOMOTIVE GROUP, INC.

Date: August 10, 2006	By:	/s/ J. Gordon Smith
	Name:	J. Gordon Smith
	Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Letter Agreement between Kenneth B. Gilman and Asbury Automotive Group, Inc., dated August 8, 2006.